EXHIBIT 32.1

Certification of Periodic Financial Report by the Chief Executive Officer and
Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Eight Dragons Company (the “Company”) for the quarterly period ended September 30, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, Nabyl Charania, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 12, 2018

/s/ Nabyl Charania
Nabyl Charania Chief Executive Officer and Chief Financial Officer